SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 22, 1999

                                GENENTECH, INC.
              ---------------------------------------------------
             (Exact name of registrant as specified in it charter)

                  Delaware           1-9813            94-2347624
               ---------------    -------------    -------------------
               (State or other     (Commission     (I.R.S. Employer
               jurisdiction of     File Number)    Identification No.)
               incorporation)


                                   1 DNA Way
                     South San Francisco, California 94080
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                   (Address or principal executive offices)


                                (650) 225-1000
              --------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                    --------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS.

Genentech, Inc. (the "Company") is hereby filing its Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on July 22, 1999.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit 99.1: Amended and Restated Certificate of Incorporation

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


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 GENENTECH, INC.
                                                 Registrant

                                                 By: /s/ Stephen G. Juelsgaard
                                                     --------------------------
                                                 Stephen G. Juelsgaard.
                                                 Senior Vice President,
                                                 General Counsel and Secretary

Date: June 27, 1999


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